UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2008
VOLCANO CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52045	33-0928885

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11455 El Camino Real, Suite 460 San Diego, CA	92130

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 228-4728
2870 Kilgore Road, Rancho Cordova, CA 95670
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 7, 2008, Volcano Corporation issued a press release regarding its financial results for the first quarter ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

No.	Description

99.1	Press Release dated May 7, 2008

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcano Corporation (Registrant)
Dated: May 7, 2008	By:	/s/ John T. Dahldorf
John T. Dahldorf
Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release dated May 7, 2008

4